Exhibit 99.1

Clinton, NJ, April 14, 2022 - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported net income of $9.1 million, or $0.85 per diluted share, for the quarter ended March 31, 2022, a 7.2 percent increase compared to net income of $8.5 million, or $0.80 per diluted share for the prior year’s first quarter.

First Quarter Earnings Highlights

●	Net interest income, our primary driver of earnings, increased $1.9 million to $19.9 million for the quarter ended March 31, 2022, compared to $18.0 million for the prior year’s quarter, primarily due to commercial loan growth and residential construction loan growth. During the quarter ended March 31, 2022, the Company earned $688 thousand on SBA PPP fees.
●	Net interest margin (“NIM”) increased 2 basis points to 4.11% for the quarter ended March 31, 2022, compared to the prior year’s quarter.
●	The Company released $178 thousand of its provision for loan losses for the quarter ended March 31, 2022. The provision for loan losses decreased $678 thousand compared to the prior year’s period due to an improved outlook on credit quality.
●	Noninterest income decreased $1.5 million to $2.2 million compared to the prior year’s quarter. The decreases were primarily due to a decline in the gains on residential mortgage loan sales and a decrease in the fair market value of our equity securities, partially offset by an increase in in the net gain on sale of SBA loans. For the quarter ended March 31, 2022, SBA loan sales totaled $6.8 million with net gains of $852 thousand.
●	Noninterest expense increased $608 thousand to $10.4 million compared to the prior year’s quarter, primarily due to increased compensation expenses.
●	The effective tax rate was 23.5% compared to 25.7% in the prior year’s quarter.

Balance Sheet Highlights

●	Total loans increased $51.9 million, or 3.1%, from year-end 2021 due to increases in commercial loans, residential mortgage loans and residential construction loans. SBA PPP loans decreased $17.8 million due to loans being forgiven and paid off. At March 31, 2022, $1.9 million in loans, or 0.11% of the total loan portfolio, were on deferral, compared to, $8.4 million in loans, or 0.51% of the total loan portfolio at December 31, 2021.
●	Total deposits increased $12.3 million from year-end 2021 to $1.8 billion at March 31, 2022. The Company’s deposit composition at March 31, 2022 consisted of 39.9% in savings deposits, 30.6% in noninterest-bearing demand deposits, 15.9% in time deposits and 13.6% in interest-bearing demand deposits.
●	Borrowed funds and subordinated debentures remained flat at $50.3 million compared to the prior year’s quarter.
●	Shareholders’ equity was $214.9 million at March 31, 2022 compared to $205.7 million at year-end 2021.
●	Book value per common share was $20.48 as of March 31, 2022, compared to $19.80 as of December 31, 2021.
●	At March 31, 2022, the Community Bank Leverage Ratio was 10.67%, compared to 10.51% at December 31, 2021.
●	Nonperforming assets were $9.3 million at March 31, 2022, compared to $9.6 million at December 31, 2021. The allowance to total loans ratio was 1.30% at March 31, 2022.

Other Highlights

Mr. Allen Tucker, who has served more than 25 years on the Board of Directors, expects to retire following the conclusion of the 2022 Annual Meeting.  The Board as well as all Unity Bank employees commemorate Mr. Tucker for his invaluable service.

Unity Bank has launched a partnership program with America’s Grow-A-Row (AGAR), donating $25,000 as the lead sponsor of the Pittstown non-profit organization’s 2022 Farm to Fork Volunteer Sponsorship program, supporting the activities of more than 9,000 volunteers who help to harvest and distribute over 2.4 million pounds of free fresh produce to people in need in nine states. Unity employees also volunteer several times a year at AGAR’s four Hunterdon County farms.

For the second year in a row, Unity Bank has donated $5,000 to the NID Housing Counseling Agency (NID-HCA), a U.S. Department of Housing and Urban Development (HUD) approved national network of housing counselors and community-development consultants.  Unity is partnering with the agency to supplement the bank’s Low-Moderate Income Mortgage Program.

Unity Bancorp, Inc. is a financial services organization headquartered in Clinton, New Jersey, with approximately $2.1 billion in assets and $1.8 billion in deposits.  Unity Bank, the Company’s wholly owned subsidiary, provides financial services to retail, corporate and small business customers through its 19 retail service centers located in Bergen, Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County in Pennsylvania.  For additional information about Unity, visit our website at www.unitybank.com , or call 800- 618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance.  These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions.  These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals.  These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as amended or supplemented by our subsequent filings with the SEC, as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, results of regulatory exams, and the impact of COVID-19 on the Bank, its employees and customers, among other factors.

UNITY BANCORP, INC.

SUMMARY FINANCIAL HIGHLIGHTS

March 31, 2022

				March 31, 2022 vs.
				Dec. 31, 2021	Mar. 31, 2021
(In thousands, except percentages and per share amounts)	Mar. 31, 2022	Dec. 31, 2021	Mar. 31, 2021%		%
BALANCE SHEET DATA
Total assets	$2,067,692	$2,033,713	$2,004,818	1.7%	3.1%
Total deposits	1,771,168	1,758,881	1,628,393	0.7	8.8
Total loans	1,701,384	1,649,448	1,668,448	3.1	2.0
Total securities	116,254	79,322	34,551	46.6	236.5
Total shareholders' equity	214,928	205,729	181,186	4.5	18.6
Allowance for loan losses	22,168	22,302	22,965	(0.6)	(3.5)

FINANCIAL DATA - QUARTER TO DATE
Income before provision for income taxes	$11,911	$13,132	$11,442	(9.3)	4.1
Provision for income taxes	2,803	3,386	2,946	(17.2)	(4.9)
Net income	$9,108	$9,746	$8,496	(6.5)	7.2

Net income per common share - Basic	$0.87	$0.94	$0.81	(7.4)	7.4
Net income per common share - Diluted	0.85	0.93	0.80	(8.6)	6.2

PERFORMANCE RATIOS - QUARTER TO DATE
Return on average assets	1.80%	1.90%	1.85%
Return on average equity	17.64	19.23	19.51
Efficiency ratio	45.86	45.55	45.74
Net interest margin	4.11	4.24	4.09
Noninterest expense to average assets	2.06	2.08	2.13

SHARE INFORMATION
Market price per share	$27.98	$26.25	$22.00	6.6	27.2
Dividends paid	0.10	0.10	0.08	-	25.0
Book value per common share	20.48	19.80	17.38	3.4	17.8
Average diluted shares outstanding (QTD)	10,664	10,555	10,565	1.0	0.9

CAPITAL RATIOS
Total equity to total assets	10.39%	10.12%	9.04%
Community bank leverage ratio	10.67	10.51	10.19

CREDIT QUALITY AND RATIOS
Nonperforming assets	$9,301	$9,686	$11,788	(4.0)	(21.1)
QTD net chargeoffs (recoveries) to QTD average loans	0.01%	0.02%	(0.16)%
Allowance for loan losses to total loans	1.30	1.35	1.38
Nonperforming loans to total loans	0.55	0.59	0.71
Nonperforming assets to total assets	0.45	0.48	0.59

UNITY BANCORP, INC.

CONSOLIDATED BALANCE SHEETS

				March 31, 2022 vs.
				Dec. 31, 2021	Mar. 31, 2021
(In thousands, except percentages)	Mar. 31, 2022	Dec. 31, 2021	Mar. 31, 2021%		%
ASSETS
Cash and due from banks	$26,728	$26,053	$25,911	2.6%	3.2%
Interest-bearing deposits	160,998	218,765	213,666	(26.4)	(24.6)
Cash and cash equivalents	187,726	244,818	239,577	(23.3)	(21.6)
Securities:
Debt securities available for sale	77,878	56,480	32,330	37.9	140.9
Securities held to maturity	30,367	14,276	-	112.7	100.0
Equity securities with readily determinable fair values	8,009	8,566	2,221	(6.5)	260.6
Total securities	116,254	79,322	34,551	46.6	236.5
Loans:
SBA loans held for sale	25,282	27,373	8,809	(7.6)	187.0
SBA loans held for investment	33,048	36,075	38,296	(8.4)	(13.7)
SBA PPP loans	28,618	46,450	169,117	(38.4)	(83.1)
Commercial loans	979,911	931,726	853,078	5.2	14.9
Residential mortgage loans	427,165	409,355	448,149	4.4	(4.7)
Consumer loans	77,702	77,944	60,502	(0.3)	28.4
Residential construction loans	129,658	120,525	90,497	7.6	43.3
Total loans	1,701,384	1,649,448	1,668,448	3.1	2.0
Allowance for loan losses	(22,168)	(22,302)	(22,965)	(0.6)	(3.5)
Net loans	1,679,216	1,627,146	1,645,483	3.2	2.1
Premises and equipment, net	19,593	19,914	20,043	(1.6)	(2.2)
Bank owned life insurance ("BOLI")	26,652	26,608	26,535	0.2	0.4
Deferred tax assets	9,928	10,040	9,116	(1.1)	8.9
Federal Home Loan Bank ("FHLB") stock	3,541	3,550	9,269	(0.3)	(61.8)
Accrued interest receivable	9,568	9,586	9,831	(0.2)	(2.7)
Goodwill	1,516	1,516	1,516	-	-
Prepaid expenses and other assets	13,698	11,213	8,897	22.2	54.0
Total assets	$2,067,692	$2,033,713	$2,004,818	1.7%	3.1%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$541,990	$529,227	$465,511	2.4%	16.4%
Interest-bearing demand	240,757	244,073	217,714	(1.4)	10.6
Savings	707,498	694,161	502,300	1.9	40.9
Time, under $100,000	186,260	194,961	272,298	(4.5)	(31.6)
Time, $100,000 to $250,000	60,569	62,668	94,933	(3.3)	(36.2)
Time, $250,000 and over	34,094	33,791	75,637	0.9	(54.9)
Total deposits	1,771,168	1,758,881	1,628,393	0.7	8.8
Borrowed funds	40,000	40,000	170,000	-	(76.5)
Subordinated debentures	10,310	10,310	10,310	-	-
Accrued interest payable	132	129	255	2.3	(48.2)
Accrued expenses and other liabilities	31,154	18,664	14,674	66.9	112.3
Total liabilities	1,852,764	1,827,984	1,823,632	1.4	1.6
Shareholders' equity:
Common stock	94,855	94,003	92,180	0.9	2.9
Retained earnings	131,100	123,037	98,331	6.6	33.3
Treasury stock, at cost	(11,637)	(11,633)	(8,791)	-	(32.4)
Accumulated other comprehensive income (loss)	610	322	(534)	NM*	NM*
Total shareholders' equity	214,928	205,729	181,186	4.5	18.6
Total liabilities and shareholders' equity	$2,067,692	$2,033,713	$2,004,818	1.7%	3.1%
COMMON SHARES AT PERIOD END:
Shares issued	11,196	11,094	10,996
Shares outstanding	10,493	10,391	10,422
Treasury shares	703	703	574

*NM=Not meaningful

UNITY BANCORP, INC.

QTD CONSOLIDATED STATEMENTS OF INCOME

March 31, 2022

				Mar. 31, 2022 vs.
	For the three months ended			Dec. 31, 2021		Mar. 31, 2021
(In thousands, except percentages and per share amounts)	Mar. 31, 2022	Dec. 31, 2021	Mar. 31, 2021	$	%	$	%
INTEREST INCOME
Interest-bearing deposits	$96	$89	$24	$7	7.9%	$72	300.0%
FHLB stock	33	41	63	(8)	(19.5)	(30)	(47.6)
Securities:
Taxable	652	460	292	192	41.7	360	123.3
Tax-exempt	6	5	10	1	20.0	(4)	(40.0)
Total securities	658	465	302	193	41.5	356	117.9
Loans:
SBA loans	923	828	783	95	11.5	140	17.9
SBA PPP loans	777	1,978	1,730	(1,201)	(60.7)	(953)	(55.1)
Commercial loans	11,497	11,677	10,474	(180)	(1.5)	1,023	9.8
Residential mortgage loans	4,390	4,587	5,128	(197)	(4.3)	(738)	(14.4)
Consumer loans	921	871	857	50	5.7	64	7.5
Residential construction loans	1,824	1,734	1,215	90	5.2	609	50.1
Total loans	20,332	21,675	20,187	(1,343)	(6.2)	145	0.7
Total interest income	21,119	22,270	20,576	(1,151)	(5.2)	543	2.6
INTEREST EXPENSE
Interest-bearing demand deposits	164	210	309	(46)	(21.9)	(145)	(46.9)
Savings deposits	345	444	431	(99)	(22.3)	(86)	(20.0)
Time deposits	480	541	1,463	(61)	(11.3)	(983)	(67.2)
Borrowed funds and subordinated debentures	226	226	355	-	-	(129)	(36.3)
Total interest expense	1,215	1,421	2,558	(206)	(14.5)	(1,343)	(52.5)
Net interest income	19,904	20,849	18,018	(945)	(4.5)	1,886	10.5
Provision for loan losses	(178)	(319)	500	141	44.2	(678)	(135.6)
Net interest income after provision for loan losses	20,082	21,168	17,518	(1,086)	(5.1)	2,564	14.6
NONINTEREST INCOME
Branch fee income	275	273	295	2	0.7	(20)	(6.8)
Service and loan fee income	584	820	625	(236)	(28.8)	(41)	(6.6)
Gain on sale of SBA loans held for sale, net	852	-	245	852	10,000.0	607	247.8
Gain on sale of mortgage loans, net	521	782	1,750	(261)	(33.4)	(1,229)	(70.2)
BOLI income	163	289	129	(126)	(43.6)	34	26.4
Net security (losses) gains	(557)	73	310	(630)	(863.0)	(867)	(279.7)
Other income	401	387	372	14	3.6	29	7.8
Total noninterest income	2,239	2,624	3,726	(385)	(14.7)	(1,487)	(39.9)
NONINTEREST EXPENSE
Compensation and benefits	6,508	6,655	6,063	(147)	(2.2)	445	7.3
Processing and communications	752	747	807	5	0.7	(55)	(6.8)
Occupancy	775	670	706	105	15.7	69	9.8
Furniture and equipment	576	655	649	(79)	(12.1)	(73)	(11.2)
Other loan expenses	135	163	143	(28)	(17.2)	(8)	(5.6)
Professional services	447	402	380	45	11.2	67	17.6
Advertising	225	304	268	(79)	(26.0)	(43)	(16.0)
Deposit insurance	269	206	214	63	30.6	55	25.7
Director fees	233	210	208	23	11.0	25	12.0
Loan collection expenses (recoveries)	58	69	(49)	(11)	(15.9)	107	218.4
Other expenses	432	579	413	(147)	(25.4)	19	4.6
Total noninterest expense	10,410	10,660	9,802	(250)	(2.3)	608	6.2
Income before provision for income taxes	11,911	13,132	11,442	(1,221)	(9.3)	469	4.1
Provision for income taxes	2,803	3,386	2,946	(583)	(17.2)	(143)	(4.9)
Net income	$9,108	$9,746	$8,496	$(638)	(6.5)%	$612	7.2%

Effective tax rate	23.5%	25.8%	25.7%

Net income per common share - Basic	$0.87	$0.94	$0.81
Net income per common share - Diluted	0.85	0.93	0.80

Weighted average common shares outstanding - Basic	10,446	10,376	10,437
Weighted average common shares outstanding - Diluted	10,664	10,555	10,565

*NM=Not meaningful

UNITY BANCORP, INC.

QUARTER TO DATE NET INTEREST MARGIN

March 31, 2022

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)

	For the three months ended
	March 31, 2022			March 31, 2021
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Interest-bearing deposits	$210,601	$96	0.18%	$90,830	$24	0.11%
FHLB stock	3,550	33	3.81	5,167	63	4.98
Securities:
Taxable	84,739	653	3.12	38,741	292	3.06
Tax-exempt	990	8	3.07	2,405	12	2.03
Total securities (A)	85,729	661	3.12	41,146	304	3.00
Loans:
SBA loans	63,543	923	5.89	48,845	783	6.50
SBA PPP loans	36,989	777	8.52	142,581	1,730	4.92
Commercial loans	949,948	11,497	4.91	849,065	10,474	5.00
Residential mortgage loans	413,308	4,390	4.31	455,782	5,128	4.56
Consumer loans	78,989	921	4.73	63,440	857	5.48
Residential construction loans	122,993	1,824	6.01	88,992	1,215	5.54
Total loans (B)	1,665,770	20,332	4.95	1,648,705	20,187	4.97
Total interest-earning assets	$1,965,650	$21,122	4.36%	$1,785,848	$20,578	4.67%

Noninterest-earning assets:
Cash and due from banks	23,679			23,781
Allowance for loan losses	(22,331)			(23,308)
Other assets	79,631			76,309
Total noninterest-earning assets	80,979			76,782
Total assets	$2,046,629			$1,862,630

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$249,329	$164	0.27%	$209,020	$309	0.60%
Total savings deposits	701,281	345	0.20	476,463	431	0.37
Total time deposits	288,155	480	0.68	438,250	1,463	1.35
Total interest-bearing deposits	1,238,765	989	0.32	1,123,733	2,203	0.80
Borrowed funds and subordinated debentures	50,310	226	1.82	89,699	355	1.61
Total interest-bearing liabilities	$1,289,075	$1,215	0.38%	$1,213,432	$2,558	0.85%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	526,931			455,146
Other liabilities	21,217			17,418
Total noninterest-bearing liabilities	548,148			472,564
Total shareholders' equity	209,406			176,634
Total liabilities and shareholders' equity	$2,046,629			$1,862,630

Net interest spread		$19,907	3.98%		$18,020	3.82%
Tax-equivalent basis adjustment		(2)			(2)
Net interest income		$19,905			$18,018

Net interest margin	4.11%	4.09%

(A)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QUARTER TO DATE NET INTEREST MARGIN

March 31, 2022

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)

	For the three months ended
	March 31, 2022			December 31, 2021
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Interest-bearing deposits	$210,601	$96	0.18%	$222,683	$89	0.16%
FHLB stock	3,550	33	3.81	3,526	41	4.58
Securities:
Taxable	84,739	653	3.12	60,087	460	3.04
Tax-exempt	990	8	3.07	1,033	6	2.39
Total securities (A)	85,729	661	3.12	61,120	466	3.03
Loans:
SBA loans	63,543	923	5.89	58,718	828	5.60
SBA PPP loans	36,989	777	8.52	61,854	1,978	12.68
Commercial loans	949,948	11,497	4.91	936,078	11,678	4.95
Residential mortgage loans	413,308	4,390	4.31	414,955	4,587	4.39
Consumer loans	78,989	921	4.73	74,207	871	4.65
Residential construction loans	122,993	1,824	6.01	116,305	1,734	5.91
Total loans (B)	1,665,770	20,332	4.95	1,662,117	21,676	5.17
Total interest-earning assets	$1,965,650	$21,122	4.36%	$1,949,446	$22,272	4.53%

Noninterest-earning assets:
Cash and due from banks	23,679			25,065
Allowance for loan losses	(22,331)			(22,572)
Other assets	79,631			80,810
Total noninterest-earning assets	80,979			83,303
Total assets	$2,046,629			$2,032,749

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$249,329	$164	0.27%	$255,083	$210	0.33%
Total savings deposits	701,281	345	0.20	684,215	444	0.26
Total time deposits	288,155	480	0.68	302,088	541	0.71
Total interest-bearing deposits	1,238,765	989	0.32	1,241,386	1,195	0.38
Borrowed funds and subordinated debentures	50,310	226	1.82	50,799	227	1.77
Total interest-bearing liabilities	$1,289,075	$1,215	0.38%	$1,292,185	$1,422	0.44%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	526,931			519,709
Other liabilities	21,217			19,824
Total noninterest-bearing liabilities	548,148			539,533
Total shareholders' equity	209,406			201,031
Total liabilities and shareholders' equity	$2,046,629			$2,032,749

Net interest spread		$19,907	3.98%		$20,850	4.10%
Tax-equivalent basis adjustment		(2)			(1)
Net interest income		$19,905			$20,849
Net interest margin			4.11%			4.24%

(C)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(D)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QUARTERLY ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES

March 31, 2022

Amounts in thousands, except percentages	Mar. 31, 2022	Dec. 31, 2021	Sept. 30, 2021	Jun. 30, 2021	Mar. 31, 2021
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of period	$22,302	$22,537	$22,801	$22,965	$23,105
Provision for loan losses charged to expense	(178)	(319)	-	-	500
	22,124	22,218	22,801	22,965	23,605
Less: Chargeoffs
SBA loans	-	-	145	164	282
Commercial loans	-	-	158	20	373
Residential mortgage loans	-	-	-	-	-
Consumer loans	6	-	3	-	1
Residential construction loans	-	-	-	-	-
Total chargeoffs	6	-	306	184	656
Add: Recoveries
SBA loans	22	52	-	19	15
Commercial loans	28	32	-	1	1
Residential mortgage loans	-	-	42	-	-
Consumer loans	-	-	-	-	-
Residential construction loans	-	-	-	-	-
Total recoveries	50	84	42	20	16
Net recoveries (chargeoffs)	44	84	(264)	(164)	(640)
Balance, end of period	$22,168	$22,302	$22,537	$22,801	$22,965

LOAN QUALITY INFORMATION:

Nonperforming loans:
SBA loans	$537	$510	$660	$1,713	$1,560
Commercial loans	2,292	2,582	2,879	1,637	952
Residential mortgage loans	2,999	3,262	2,626	4,043	6,711
Consumer loans	200	210	-	3	-
Residential construction loans	3,273	3,122	2,637	2,289	2,565
Total nonperforming loans	9,301	9,686	8,802	9,685	11,788
OREO	-	-	-	-	-
Nonperforming assets	9,301	9,686	8,802	9,685	11,788
Less: Amount guaranteed by SBA	1,102	59	139	139	139
Net nonperforming assets	$8,199	$9,627	$8,663	$9,546	$11,649

Loans 90 days past due & still accruing	$488	$-	$2,265	$574	$2,540

Performing Troubled Debt Restructurings (TDRs)	$1,917	$1,046	$1,057	$1,068	$1,079

Allowance for loan losses to:
Total nonperforming loans	238.34	230.25	256.04	235.43	194.82
Nonperforming assets	238.34	230.25	256.04	235.43	194.82
Net nonperforming assets	270.37	231.66	260.15	238.85	197.14

UNITY BANCORP, INC.

QUARTERLY FINANCIAL DATA

March 31, 2022

(In thousands, except percentages and per share amounts)	Mar. 31, 2022	Dec. 31, 2021	Sept. 30, 2021	Jun. 30, 2021	Mar. 31, 2021
SUMMARY OF INCOME:
Total interest income	$21,119	$22,271	$21,254	$20,680	$20,576
Total interest expense	1,215	1,422	1,531	2,231	2,558
Net interest income	19,904	20,849	19,723	18,449	18,018
Provision for loan losses	(178)	(319)	-	-	500
Net interest income after provision for loan losses	20,082	21,168	19,723	18,449	17,518
Total noninterest income	2,239	2,624	2,809	2,895	3,726
Total noninterest expense	10,410	10,660	9,860	10,460	9,802
Income before provision for income taxes	11,911	13,132	12,672	10,884	11,442
Provision for income taxes	2,803	3,386	3,213	2,466	2,946
Net income	$9,108	$9,746	$9,459	$8,418	$8,496

Net income per common share - Basic	$0.87	$0.94	$0.91	$0.81	$0.81
Net income per common share - Diluted	0.85	0.92	0.90	0.80	0.80

COMMON SHARE DATA:
Market price per share	$27.98	$26.25	$23.40	$22.05	$22.00
Dividends paid	0.10	0.10	0.09	0.09	0.08
Book value per common share	20.48	19.80	18.94	18.12	17.38

Weighted average common shares outstanding - Basic	10,446	10,376	10,372	10,427	10,437
Weighted average common shares outstanding - Diluted	10,664	10,555	10,507	10,569	10,565
Issued common shares	11,196	11,094	11,063	11,031	10,996
Outstanding common shares	10,493	10,391	10,363	10,416	10,422
Treasury shares	703	703	700	615	574

PERFORMANCE RATIOS (Annualized):
Return on average assets	1.80%	1.90%	1.96%	1.77%	1.85%
Return on average equity	17.64	19.23	19.57	18.29	19.51
Efficiency ratio	45.86	45.55	44.15	49.06	45.74
Noninterest expense to average assets	2.06	2.08	2.05	2.19	2.13

BALANCE SHEET DATA:
Total assets	$2,067,692	$2,033,713	$1,991,115	$1,973,311	$2,004,818
Total deposits	1,771,168	1,758,881	1,706,185	1,594,316	1,628,393
Total loans	1,701,384	1,649,448	1,664,891	1,653,988	1,668,448
Total securities	116,254	79,322	49,807	37,054	34,551
Total shareholders' equity	214,928	205,729	196,267	188,756	181,186
Allowance for loan losses	22,168	22,302	22,537	22,801	22,965

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	4.36%	4.53%	4.60%	4.52%	4.67%
Interest-bearing liabilities	0.38	0.44	0.51	0.73	0.85
Net interest spread	3.98	4.10	4.09	3.79	3.82
Net interest margin	4.11	4.24	4.27	4.03	4.09

CREDIT QUALITY:
Nonperforming assets	$9,301	$9,686	$8,802	$9,685	$11,788
QTD net recoveries (chargeoffs) (annualized) to QTD average loans	0.01%	0.02%	(0.06)%	(0.04)%	(0.16)%
Allowance for loan losses to total loans	1.30	1.35	1.35	1.38	1.38
Nonperforming loans to total loans	0.55	0.59	0.53	0.59	0.71
Nonperforming assets to total assets	0.45	0.48	0.44	0.49	0.59

CAPITAL RATIOS AND OTHER:
Total equity to total assets	10.39%	10.12%	9.86%	9.57%	9.04%
Community bank leverage ratio	10.67	10.51	10.70	10.31	10.19

Number of banking offices	19	19	19	19	19
Number of ATMs	20	20	20	20	20
Number of employees	209	211	208	208	209